Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (this “Amendment”) dated as of December 11, 2019, by and between CANTOR FITZGERALD SECURITIES, as agent (in such capacity, with its successors and assigns, and as defined in the Intercreditor Agreement, the “ABL Agent”), DELAWARE TRUST COMPANY, as administrative agent and collateral agent (in such capacities with its successors and assigns, and as defined in the Intercreditor Agreement, the “Term Agent”), WILMINGTON SAVINGS FUND SOCIETY, FSB, as trustee and collateral trustee (in such capacities, with its successors and assigns, and as defined in the Intercreditor Agreement, the “Convertible Noteholder Trustee”), and the ABL Lenders, Term Lenders, and holders of Convertible Notes party hereto.

WITNESSETH:

WHEREAS, the ABL Agent, the Term Agent, and the Convertible Noteholder Trustee entered into that certain Intercreditor Agreement, dated as of September 26, 2018 (the “Intercreditor Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Intercreditor Agreement), and each Loan Party acknowledged and consented to such Intercreditor Agreement; and

WHEREAS, the ABL Agent, the Term Agent, and the Convertible Noteholder Trustee have agreed to amend the Intercreditor Agreement as provided herein, each at the direction of the Required Lenders or Required Holders, as applicable, under and as defined in the respective Loan Documents;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Amendment to Intercreditor Agreement. The definition of “ABL Obligations Cap” in Section 1.2 of the Intercreditor Agreement is hereby amended by deleting the number $30,000,000 therefrom and inserting in lieu thereof the number $40,000,000.

Section 2. Miscellaneous.

2.1 Continuing Effect. Expect as specifically provided herein, the Intercreditor Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed in all respects. This Amendment shall form a part of the Intercreditor Agreement for all purposes.

2.2 No Waiver. This Amendment is limited as specified and the execution, delivery and effectiveness of this Amendment shall not operate as a modification, acceptance or waiver of any provision of the Intercreditor Agreement, except as specifically set forth herein.

2.3 Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

2.4 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

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2.5 Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart hereof.

2.6 Consent of the Required Holders.

(a) Each of the ABL Lenders party hereto (which collectively constitute the Required Lenders, as defined in the ABL Credit Agreement) hereby (i) authorizes and directs the ABL Agent to execute and deliver this Amendment, and (ii) acknowledges and agrees that (x) the foregoing directed action constitutes a direction from the Required Lenders under Section 17 of the ABL Credit Agreement, (y) Sections 11.3, 17.3, 17.5, and 19.9 of the ABL Credit Agreement and all other rights, protections, privileges, immunities, exculpations, and indemnities afforded to the ABL Agent under the Loan Documents (as defined in the ABL Credit Agreement) shall apply to any and all actions taken or not taken by the ABL Agent in accordance with such direction, and (z) the ABL Agent may conclusively rely upon (and shall be fully protected in relying upon) the Register (as defined in the ABL Credit Agreement) in determining such ABL Lender’s ownership of the Advances (as defined in the ABL Credit Agreement) and unused Commitments (as defined in the ABL Credit Agreement) on and as of the date hereof. Each undersigned ABL Lender hereby severally represents and warrants to the ABL Agent that, on and as of the date hereof, it is duly authorized to enter into this Amendment.

(b) Each of the Term Lenders party hereto (which collectively constitute the Required Lenders, as defined in the Term Credit Agreement) hereby (i) authorizes and directs the Term Agent to execute and deliver this Amendment, and (ii) acknowledges and agrees that (x) the foregoing directed action constitutes a direction from the Required Lenders under Section 17 of the Term Credit Agreement, (y) Sections 11.3, 17.3, 17.5, and 19.9 of the Term Credit Agreement and all other rights, protections, privileges, immunities, exculpations, and indemnities afforded to the Term Agent under the Loan Documents (as defined in the Term Credit Agreement) shall apply to any and all actions taken or not taken by the Term Agent in accordance with such direction, and (z) the Term Agent may conclusively rely upon (and shall be fully protected in relying upon) the Register (as defined in the Term Credit Agreement) in determining such Term Lender’s ownership of the Advances (as defined in the Term Credit Agreement) and unused Commitments (as defined in the Term Credit Agreement) on and as of the date hereof. Each undersigned Term Lender hereby severally represents and warrants to the Term Agent that, on and as of the date hereof, it is duly authorized to enter into this Amendment. Each of the Term Lenders party hereto further acknowledges and consents to (i) Amendment No. 5 to Third Amended and Restated Credit and Security Agreement, dated on or about the date hereof (the “Fifth Amendment”), the form of which is attached as Exhibit A hereto and (ii) the Series F Warrant Agreement (as defined in the Fifth Amendment) and the issuance of the Fifth Amendment Warrants (as defined in the Fifth Amendment) and Holdings’ shares of common stock pursuant thereto.

(c) Pursuant to Section 13.02 of the Convertible Note Indenture, by its signature below, each of the undersigned holders of the Convertible Notes, which collectively constitute the Required Holders (as defined in the Convertible Note Indenture), hereby consent, effective as of the date hereof, to the entry into this Amendment by the Convertible Noteholder Trustee and to the amendment to the Intercreditor Agreement set forth in Section 1 of this

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Amendment. Each undersigned holder of the Convertible Notes further acknowledges and consents to (i) Amendment No. 5 to Third Amended and Restated Credit and Security Agreement, dated on or about the date hereof (the “Fifth Amendment”), the form of which is attached as Exhibit A hereto and (ii) the Series F Warrant Agreement (as defined in the Fifth Amendment) and the issuance of the Fifth Amendment Warrants (as defined in the Fifth Amendment) and Holdings’ shares of common stock pursuant thereto.

2.7 Rights of Agents. The ABL Agent, the Term Agent, and Convertible Noteholder Trustee shall have all of the rights, protections, privileges, immunities, exculpations, and indemnities as set forth in the ABL Credit Agreement, Term Credit Agreement, and Convertible Note Indenture respectively, as if set forth herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CANTOR FITZGERALD SECURITIES, as ABL Agent

By:

Name:
Title:

DELAWARE TRUST COMPANY, as Term Agent

By:	/s/ Benjamin Hancock

Name:	Benjamin Hancock
Title:	Assistant Vice President

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Convertible Noteholder Trustee

By:

Name:
Title:

Agreed to and acknowledged by:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Michael J. Faust

Name:	Michael J. Faust
Title:	Chief Executive Officer

SAEXPLORATION, INC.

By:	/s/ Michael J. Faust

Name:	Michael J. Faust

Title:	Interim Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT]

SAEXPLORATION SUB, INC.

By:	/s/ Michael J. Faust
Name:	Michael J. Faust
Title:	Interim Chief Executive Officer

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Michael J. Faust
Name:	Michael J. Faust
Title:	Interim Chief Executive Officer

NES, LLC.

By:	/s/ Michael J. Faust
Name:	Michael J. Faust
Title:	Interim Chief Executive Officer

SAEXPLORATION ACQUISITIONS (US), LLC

By:	/s/ Michael J. Faust
Name:	Michael J. Faust
Title:	Interim Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT]

ABL AGENT:

Cantor Fitzgerald Securities

By:	/s/ James Buccola
Name:	James Buccola
Title:	Head of Fixed Income

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT]

TRUSTEE AND NOTEHOLDER COLLATERAL AGENT:

Wilmington Savings Fund Society, FSB

By:	/s/ Geoffrey J. Lewis
Name:	Geoffrey J. Lewis
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT]

ABL LENDERS AND NOTEHOLDERS:

HIGHBRIDGE MSF INTERNATIONAL LTD.
By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jason Hempel
Name: Jason Hempel
Title: Managing Director

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.
By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jason Hempel
Name: Jason Hempel
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT]

ABL LENDERS AND NOTEHOLDERS:

WHITEBOX ASYMMETRIC PARTNERS, L.P.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.
By: Whitebox Advisors LLC its investment manager

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

WHITEBOX CREDIT PARTNERS, L.P.
By: Whitebox Advisors LLC its investment manager

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT]

TERM LENDER:

WBOX 2015-7 LTD.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT]

ABL AND TERM LENDERS AND NOTEHOLDERS:

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT]

BLUEMOUNTAIN SUMMIT TRADING L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT]

ABL AND TERM LENDER AND NOTEHOLDER:

JOHN PECORA

By:	/s/ John Pecora

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT]

ABL AND TERM LENDER AND NOTEHOLDER:

AMZAK CAPITAL MANAGEMENT, LLC

By:	/s/ Samuel Barker
Name: Samuel Barker
Title: Senior Fixed Income Analyst

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT]

ABL LENDER AND NOTEHOLDER:

DUPONT PENSION TRUST

By:	/s/ Kris Kowal
Name: Kris Kowal
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT]

ABL LENDER AND NOTEHOLDER:

JEFF HASTINGS

By:	/s/ Jeff Hastings

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT]